SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Event Requiring Report: April 25, 2000

                        Telnet World Communications, Inc.
             (Exact name of registrant as specified in its charter)


             Utah                                            87-0291528
   (State of Incorporation)         (Commission             (IRS Employer
                                    File Number)           Identification #)

                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (206) 477-7000
                    ----------------------------------------
              (Registrant's telephone number, including area code)

                                  601 5th Ave.
                           Seattle, Washington, 98101
               ---------------------------------------------------
                     (Registrant's Former Name and Address)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

      Pursuant to a Stock Purchase Agreement and Plan of Reorganization (the "Agreement") effective April 19, 2000, Telnet World Communication, Inc., a Utah corporation ("TWCI")acquired 335,000 outstanding shares of Triple S Parts, Inc., a Nevada corporation ("TSP"), for Two Hundred Twenty-Five Thousand ($225,000) Dollars. As a result, TSP became a wholly-owned subsidiary of TWCI.

      The Stock Purchase Agreement was approved by the unanimous consent of the Board of Directors of TWCI on April 19, 2000.

      Prior to the Agreement, TWCI 338,805 shares of common stock issued and outstanding. Following the Agreement, TWCI had 673,805 shares of common stock outstanding. TWCI was incorporated in the State of Utah on March 10, 1972.

      Upon effectiveness of the Stock Purchase Agreement, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, TWCI became the successor issuer to TSP for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective April 19, 2000.

      A copy of the Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

      The following table contains information regarding the shareholdings of the Company's current directors and executive officers and those persons or entities who beneficially own more than 5% of the Company's common stock:

NAME                  AMOUNT OF COMMON STOCK          PERCENT OF COMMON STOCK
                       BENEFICIALLY OWNED(1)             BENEFICIALLY OWNED

Dan Starczewski,                0                                 0
President, Secretary,
Treasurer & Director

Rick Hanna,                   11,100                               .02
Vice-President &
Director

(1)Based upon 673,805 outstanding shares of common stock.

COMPANY'S BUSINESS AND SUBSIDIARIES

         The Company was incorporated in the State of Utah on March 10, 1972 as Tropic Industries, Inc. Subsequently on February 24, 1987 Tropic Industries, Inc. changed its name to United Datacopy, Incorporated then on March 21,1994 United Datacopy, Incorporated changed its name to Pen International, Inc. and on March 4, 1998 Pen International, Inc. changed its name to TelNet World Communications, Inc., (the "Company").

         The Company was created for the purpose of making investments in real property, oil and gas and other opportunities. The initial shareholders, of the Company, made a capital contribution of $5,000 for the purchase of 250,000 shares of common stock. On March 20, 1972 pursuant to an effective registration, in the State of Utah, the Company sold 3,500,000 shares of its common stock for $.02 per share for gross proceeds of $70,000. All proceeds raised in the initial public offering were spent by the Company prior to 1979. On December 28,1979 controlling interest in the Company was sold to Joseph Goott and others. At that same time the issued and outstanding shares of the Company were reverse split ten-for-one. On July 31, 1981 the Company effected a one-for-five reverse split and changed the capital structure, of the Company from 30,000,000 common shares with a par value of $.20 authorized to 6,000,000 common shares with a par value of $1.00 authorized. After several years of unsuccessful operations the Company ceased operations in August of 1985.

         On February 18,1987 the Company entered into an agreement to acquire Datacopy, Incorporated a photocopy and facsimile dealership located in Washington State for 9,000,000 shares of the Company's common stock. Simultaneous the Company changed its name from Tropical Industries, Inc. to United Datacopy, Incorporated. After completion of the acquisition the Company reverse split all of its issued and outstanding common shares one-for-five and increased the authorized capital stock of the Company to 50,000,000 shares of common stock with a par value of $.001 per share. In November of 1988 the Company filed for protection under the bankruptcy code in the Western District of Washington State, Case No. 87-08659. Based upon allegation of possible misrepresentations of fraud by the management of United Datacopy and after a hearing in Bankruptcy Court the acquisition of United Datacopy was rescinded pursuant to a stipulated filing with the bankruptcy court and by the bankruptcy trustee. An order approving the recission and discharging the trustee was entered November 19,1991. The offending officers and directors resigned and Mr. Groott was reappointed sole director and officer of the Company. Subsequently the number of directors was increased to three. Mr. Groott died in 1997.

         The shareholders approved an Agreement and Plan of Reorganization with Pen National, Inc., a Utah corporation, in March of 1994. The Agreement and Plan of Reorganization required the shareholders of Pen National, Inc. to exchange all of their shares for 6,000,000 shares of the Company's common stock. Upon completion of the exchange the Company was renamed Pen National, Inc. and the common stock of the Company was reverse split one for 4.66666 resulting in 1,499,500 common shares being issued and outstanding. As a part of the Agreement and Plan of Reorganization, the principals of Pen National, Inc. were required to raise $500,000 by selling or purchasing 500,000 shares of the Company's common stock by March 21, 1994, which was extended to June 15, 1994 or the transaction would thereafter be terminated and the shares issued to the former shareholders of Pen National, Inc. would be cancelled. The management of Pen National, Inc. failed to meet the dead line to complete the transaction and the transaction was terminated and the shares issued to the former shareholders of Pen National, Inc. were returned and cancelled on June 27, 1994.

         From June 1994 till February of 1998 the Company was dormant. During this time the officers of the Company were seeking a suitable merger candidate. On February 11,1998 the Company entered into an Agreement and Plan of Reorganization with TelNet Communications, Inc. a Delaware company ("TelNet"). The Company issued 10,600,000 shares of common stock for 99% of the outstanding common stock of TelNet. Upon completion of the Agreement and Plan of Reorganization the Company changed its name to TelNet World Communications, Inc. On March 2, 1998 the shareholders approved a one for thirty reverse split of the Company's common stock. On May 26, 1999 the shareholders approved a one for thirty six reverse split of the Company's common stock. The common stock of the Company outstanding after the May 26,1999 reverse split was 338,805 common shares.

         The Company believes that it is essential in its efforts to be a going concern that it achieve a status as a reporting as well as trading entity on the OTCBB, hence its merger with Triple S Parts, Inc.

         The Company presently operates at a loss, minimal though it may be, and has not received revenues from operations sufficient to maintain operations. TWCI may opt to raise funds for operations through the sale of its securities.

PROPERTY

         TWCI maintains its administrative offices at 601 5th Ave., Seattle, WA 98101. The Company does not lease office space nor pays rent.

DESCRIPTION OF SECURITIES

         The Company has an authorized capitalization of 50,000,000 shares of common stock,$0.001 par value per share and no authorized preferred stock. Upon execution of this Agreement, the Company had issued and outstanding,673,805 shares of common stock.

MARKET FOR TWCI's SECURITIES

         TWCI is a non-reporting publicly traded company with certain of its securities exempt from registration under the Securities Act of 1933, as amended, pursuant to Rule 504 of Regulation D of the General Rules and Regulations of the Securities and Exchange Commission. TWCI's common stock is traded on the NASD OTC Bulletin Board under the symbol "TWCI." The NASDAQ Stock Market has implemented a change in its rules requiring all companies trading securities on the NASD OTC Bulletin Board to become reporting companies under the Securities Exchange Act of 1934.

MANAGEMENT

Name                     Age                              Position
----                     ---                              --------
Dan Starczewski          53                        President, Secretary,
                                                    Treasurer & Director

Ricki Hanna              48                      Vice-President & Director

         The foregoing persons should not be considered to be promoters of the Company since they were not the founders of the Company and have not participated from inception in the Company's business plans and affairs.

Biographies

         The principal occupation of the directors and principal officers of the Company for at least the past five years are as follows:

Dan Starczewski: In February 1975 established and currently still active "in a partnership, Professional Business Service, an accounting firm in Winston-Salem N.C. March 1970 to December 1974 Sun Finance as a branch manager. In January 1995, he became President of Creative Gaming Consultants, Inc. and in January 1996, he became President of Starr Consulting, Inc. Dan Starczewski graduated May 1964 from Nathan B. Forest High School and attended St. John's River Jr. College in Palatka, FL. He served four years in United States Air Force Honorable discharge in March 1970

Ricki Hanna: From July 1992 to the present, E.R.A. Realty has employed Mr. Hanna. Since 1995, Mr. Hanna has worked as an Associate Broker. Prior to his current position, he was a Sales Agent for the same company. Mr. Hanna attended two years of college in Liberal Arts programs at Fulton Montgomery Community College and University of Colorado.

EXECUTIVE COMPENSATION

         No executive compensation is being paid to any officers or directors of the Company at this time and none is anticipated in the near future.

         Further, there are no agreements, plans or other arrangements between the Company or its subsidiaries and any of its officers which would provide payment in the event of resignation, retirement or termination of employment arising from a change-in-control of such entity or a change in an officer's responsibilities following any such change in control.

THE COMPANY HAS BEEN AUDITED BY INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

COMPETITION FROM LARGER AND MORE ESTABLISHED COMPANIES MAY HAMPER MARKETABILITY.

ISSUANCE OF FUTURE SHARES MAY DILUTE INVESTORS' SHARE VALUE.

         The Company's Articles of Incorporation, as amended, of TWCI authorizes the issuance of 50,000,000 shares of common stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by its then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by TWCI. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market, should a trading market develop for the Company's common stock.

PENNY STOCK REGULATION. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the NASDAQ Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will reach or maintain such a level.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

      Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Not applicable

ITEM 5. OTHER EVENTS

         Successor Issuer Election.

         Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, upon effectiveness of the Agreement, the Company became the successor issuer to TSP for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective April 25, 2000.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

         Pursuant to the terms of the aforementioned Agreement, the Registrant has accepted the resignation of Tracie Pollak, the Registrant's President and a Director as of April 19, 2000, and appointed Dan Starczewski as President and Director of the Registrant. Rick Hanna who was an officer and director of Triple S Parts, Inc. will stay on as an officer and director of Telnet World Communications, Inc.

ITEM 7. FINANCIAL STATEMENTS

         Financial statements for both Telnet World Communications, Inc. and Triple S Parts, Inc., are filed herewith. The Registrant will file combined audited financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

                        Te1Net World CommunicatMns, Inc.
                           A Development Stage Company
                       (Formerly PEN INTERNATIONAL, INC.)

                    (Formerly United Datacopy, Incorporated)
                              FTNANCIAL STATEMENT'S
                         December 31, 1999, 1998 & 1997

                            Schvaneveldt and Company
                          Certified Public Accountant
                         275 E. South Temple, Suite 300
                           Salt Lake City, Utah 84111
                                 (801)521-2392


                           Independent Auditors Report
                           ---------------------------

Board of Directors
TelNet World Communications, Inc,
(A Development Stage Company)

1 have audited the accompanying balance sheets of Te1Net World Communications, Inc., (a development stage company) as of December 31, 1999, 1998 and 1997, and the related statements of operations, stockholders' equity, and cash flows accumulated for the period August 1, 1990 to December 31, 1999 and for the years ended December 31, 1999, 1998 and 1997. These financial statements are the responsibility of the Company's management My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statements presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the aforementioned financial statements present fairly, in all material respects, the financial position of TelNet World Communications, Inc., (a development stage company), as of December 31, 1999, 1998 and 1997, and the results of its operations and its cash flows accumulated for the period August 1, 1990 to December 31, 1999 and for the years ended December 3 1, 1999, 1998 and 1997, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note #4 to the financial statements, the Company has an accumulated deficit and a negative net worth at December 31, 1999. These factors raise substantial doubt about the Company's ability to continue as a going concern, Management's plans in regard to these matters are also discussed in Note #4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Salt Lake City, Utah                     /s/Schvaneveldt and Company
January 28, 2000                        ---------------------------
                                         Schvaneveldt and Company


                        TelNet World Communications, Inc.
                          (A Development Stage Company)
                       (Formerly PEN INTERNATIONAL, INC.)
                    (Formerly United Datacopy, Incorporated)
                                 Balance Sheets
                        December 31, 1999, 1998 and 1997
                                                                              1999                 1998             1997
                                                                            ----------          ----------        -------
                 Assets

    Current Assets                                                         $       --         $       --          $  --
                                                                            ----------          ----------        -------
    Total Assets                                                           $       --         $       --          $  --
                                                                            ----------          ----------        -------
    Liabilities & Stockholders' Equity
Current Liabilities

   Accounts Payable                                                        $       725        $        625        $   330
   Stockholders' Equity

       Common Shares; 50,000,000 Shares Authorized,
           $0 001 Par Value-Restated; 338,880 Shares &
           1,389 Shares Issued & Outstanding Retroactively
           Restated Respectively                                                   339                 339              1
       Paid In Capital                                                       9,560,388           9,560,388         10,926
       Deficit Accumulated in the Development Stage                         (9,561,452)         (9,561,352)       (11,257)
                                                                            ----------          ----------        -------
             Total Stockholders' Equity                                           (725)               (330)          (330)
                                                                            ----------          ----------        -------
             Total Liabilities & Stockholders' Equity 5                    $       --         $       --          $ --
                                                                            ==========          ==========        =======

   The accompanying notes are an integral part of these financial statements.



                        TelNet World Communications, Inc.
                          (A Development Stage Company)
                       (Formerly PEN INTERNATIONAL, INC.)
                    (Formerly United Datacopy, Incorporated)
                            Statements of Operations
         Accumulated for the Period August 1, 1990 to December 31, 1999
              and the Years Ended December 31, 1999, 1998 and 1997

                                              Accumulated        1999          1998          1997
                                              -----------       ----           ----          ----
Revenues                                      $      --      $      --      $      --      $      --
                                                ---------      ---------      ---------      ---------

Expenses

       Consultant Fees                          9,549,000           --        9,549,000           --
   Administrative hxpenses                          3,795           --             --             --
         Taxes                                      1,437            100            295            100
         Professional Fees                          6,875           --              800           --
         Transfer Fees                                280           --             --             --
         Filing Fees                                   65           --             --               30
                                                ---------      ---------      ---------      ---------

        Total Expenses                          9,561,452            100      9,550,095            130
                                                ---------      ---------      ---------      ---------

        Net Loss                              $(9,561,452)   $      (100)   $(9,550,095)   $       130
                                              ===========    ===========    ===========    ===========

        Loss Per Share                               --      $     (0.00)   $    (59.15)   $     (0.10)

        Weighted Average
        Shares Outstanding
        Retroactively Restated                       --          338,880        161,454          1,389


   The accompanying notes are an integral part of these financial statements.

                       TelNet World Communications, Inc.
                          (A Development Stage Company)
                       (Formerly PEN INTERNATIONAL, INC.)
                    (Formerly United Datacopy, Incorporated)
                            Statements of Cash Flows
         Accumulated for the Period August 1, 1990 to December 31, 1999
              and the Years Ended December 31, 1999, 1998 and 1997

                                                            Accumulated          1999          1998            1997
                                                            -----------          ----          ----            ----
    Cash Flows from Operating Activities
    Net Loss                                                $(9,561,452)   $      (100)   $(9,550,095)   $      (130)
    Non Cash Expenses                                         9,549,000           --        9,549,000           --
    Changes in Operating Liabilities;
        Increase (Decrease) in Accounts
          Payable                                                   725            100            295            130
                                                             ----------     ----------     ----------     ----------
          Net Cash Used by Operating
          Activities                                            (11,727)          --             (800)          --
                                                             ----------     ----------     ----------     ----------
          Cash Flows from investing Activities                     --             --             --             --
                                                             ----------     ----------     ----------     ----------
Cash Flows from Financing Activities
          Sale of Common Stock                                    2,765           --             --             --
          Contributed Capital                                     8,962           --              800           --
                                                             ----------     ----------     ----------     ----------
          Net Cash Provided by Financing
          Activities                                             11,277           --              800           --
                                                             ----------     ----------     ----------     ----------
          Increase in Cash                                         --             --             --             --

          Cash at Beginning of Period                              --             --             --             --
                                                             ----------     ----------     ----------     ----------
          Cash at End of Period                                    --             --             --             --
                                                             ==========     ==========     ==========     ==========
Cash Flows Disclosures from Operating Activities
          Interest                                          $      --      $      --      $      --      $      --
          Taxes                                                    --             --             --             --
Non Cash Expenses

90 Shares Issued for Debenture Retirement                        97,000           --             --             --
1,264 Retroactively Restated Shares Issued
   in Satisfaction of Accounts Payable                            8,000           --             --             --
337,500 Shares Issued for Consulting Services                 9,549,000           --        9,549,000           --

                        Te1Net World Communications, Inc.

   The accompanying notes are an integral part of these financial statements.

                       TelNet World Communications, Inc.
                          (A Development Stage Company)
                        (Formerly PEN INTERNATIONAL,1NC.)
                    (Formerly United Datacopy, Incorporated)
                        Statement of Stockholders' Equity
                    From August 1, 1990 to December 31, 1999

                                                                                         Deficit
                                                                                       Accumulated
                                                        Common Stock       Paid In     Development
                                                      Shares     Amount    Capital       Stage
                                                    ----------------------------------------------
Beginning Balance, August 1, 1990,
Common Shares Retroactively Restated                     105    $   --     $531,564     $(532,552)

Shares Issued to Satisfy Debentures
Retroactively Restated                                    19        --       97,000          --

Loss from Operations                                    --          --         --        (99,2171)
                                                    ----------------------------------------------
Balance, July 31, 1991                                   124        --      628,564      (631,769)

Loss from Operations                                    --          --         --          (3,115)
                                                    ----------------------------------------------
Balance, July 31, 1992                                   124        --      628,564      (634,884)

Loss from Operations                                    --          --         --          (5,262)
                                                    ----------------------------------------------
Balance, July 31, 1993                                   124        --      628,564      (640,146)

Capital Contributed by Officer                          --          --        1,420          --

Loss from Operations                                    --          --         --            (100)
                                                    ----------------------------------------------
Balance, December 31, 1993                               124        --      629,984      (640,246)

Shares Issued at Par Value in
Satisfaction of Accounts Payable
Retroactively Restated                                 1,264           1      7,999          --

Capital Contributed by Officer                          --          --        2,815          --

Loss from Operations                                  (1,628)
                                                    ----------------------------------------------
Shares Adjusted by Rounding
in Stock Split                                             1        --         --            --

   The accompanying notes are an integral part of these financial statements.

                       TelNet World Communications, Inc.
                          (A Development Stage Company)
                        (Formerly PEN INTERNATIONAL,1NC.)
                    (Formerly United Datacopy, Incorporated)
                        Statement of Stockholders' Equity
                    From August 1, 1990 to December 31, 1999

                                                                                                       Deficit
                                                                                                     Accumulated
                                                             Common Stock              Paid In       Development
                                                         Shares          Amount        Capital         Stage
                                                    -------------------------------------------------------------
Quasi-Reorganization to Reclassify
Paid In Capital & Accumulated Deficits                       --             --        (633,7991        633,799
                                                    -------------------------------------------------------------
Balance, December 31, 1994                                  1,389              1          6,999         (8,075)

Capital Contributed by Shareholders                          --             --            3,027           --

Loss from Operations                                         --             --             --           (2,052)
                                                    -------------------------------------------------------------
Balance, December 31, 1995                                  1,389              1         10,026        (10,127)

Capital Contributed by Officers                              --             --              900           --

Loss from Operations                                         --             --             --            (1000)
                                                    -------------------------------------------------------------
Balance, December 31, 1996                                  1,389              1         10,926        (11,127)

Loss from Operations                                         --             --             --             (130)
                                                    -------------------------------------------------------------
Balance, December 31, 1997                                  1,389              1         10,926        (11,257)

Shares Issued to Services at $0.86
Per Share Retroactively Restated                          302,770            303      9,373,697           --

Shares Issued for Services at $0.14
Per Share Retroactively Restated                           34,721             35        174,965           --

Loss from Operations _                                       --             --             --       (9,550,095)
                                                    -------------------------------------------------------------
Balance, December 31, 1998                                338,880            339      9,559,588     (9,561,352)

Loss from Operations                                         --             --             --             (100)

Balance, December 31, 1999                                338,880    $       339    $ 9,559,588    $(9,561,452)
                                                    =============================================================

   The accompanying notes are an integral part of these financial statements.

                        Te1Net World Communications, Inc.
                          Notes to Financial Statements

NOTE # 1 - Corporate History
----------------------------

The Company was incorporated on March 10, 1972, in the state of Utah using the name Tropic Industries, Inc. On February 24, 1987, Articles of Amendment were filed changing its name to United Datacopy, Incorporated. On March 21, 1994, the Company amended its Articles of Incorporation changing its name to Pen International, Inc. On March 4, 1998, Articles of Amendment were filed changing the name to TelNet World Communications, Inc.

The purpose is to engage in any and all types of lawful  business.

NOTE #2 -  Significant  Accounting Policies
-------------------------------------------

A.  The  Company   uses  the  accrual   method  of accounting.
B. Revenues and directly related expenses are recognized in the period when the goods are shipped to the customer.
C. The Company considers all short term, highly liquid investments that are readily convertible, within three months, to known amounts as cash equivalents. The Company currently has no cash equivalents.
D. Basic Earnings Per Shares are computed by dividing income available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted Earnings Per Share shall be computed by including contingently issuable shares with the weighted average shares outstanding during the period, When inclusion of the contingently issuable shares would have an antidilutive effect upon earnings per share no diluted earnings per share shall be presented.
E. From its inception on March 10, 1972, the Company engaged in business operations producing revenues and incurring expenses. In 1990, the Company attempted a merger to acquire an ongoing business. The acquired Company filed bankruptcy shortly after the acquisition. Because the acquired Company failed to perform, the acquisition was rescinded and the Company had no operations and began a search to find a suitable business opportunity that would provide operating capital and a base for ongoing operations. Elfective August 1, 1990, the Company elected to report its activities as a development stage company pursuant to FASB #7.
F. The Company has changed its fiscal year to December 31. A short year income tax return has been file for the period August 1, 1993 to December 31, 1993. The Company believes it meets the conditions of Reg. 1.442-1(d) of the IRS Code, precluding the commissioners consent for such change.
G. Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates,

                        Te1Net World Communications. Inc.
                    Notes to Financial Statements -Continued-

NOTE #3 - Non Cash Investing & Financing Activities
---------------------------------------------------

On December 11, 1990, the Company issued 97,000 shares of its common stock in satisfaction of debentures created by the Company, with which it had merged and later rescinded.

In January 1994, the Company issued 1,365,308  retroactively  restated shares of
its  common  stock  to  an   officer/stockholder  in  satisfaction  for  accrued
liabilities of $8,000.

In 1998, the Company issued shares of its common stock for services the following schedule reflects the market price of the shares issued the discount applied by the Company, the price per share used by the Company to book the transaction and the expense to the Company for the services.


                                          Financial &
                                            Liquidity     Lack of
                                                 Risk     Marketability Discounted
                     Shares      Market      Discount     Discount       Price Per
Date                 Issued      Price        (a)50%        @34%             Share      Expenses
----                 ------      -----        ------        ----             -----    -----------
June 1998(1)        302,770     $ 5,375      $ 2.6875     $ 1.8275         $ 0.86     $ 9,374,000
September 1998(1)    34,721       0.875        0.4375        .2975           0.14         175,000
                                                                                      -----------
                                                                                      $ 9,549,000
                                                                                      ===========

(1) Shares issued are retroactively restated to reflect one for thirty-six (1 for 36) reverse split. Pre-split shares were 10,900,000 and 1,250,000 respectively.

NOTE #4 - Going Concern Uncertainties
-------------------------------------

The accompanying financial has been prepared in conformity with generally accepted accounting principles, which contemplate continuation of TelNet World Communications, Inc., as a going concern. However, the Company has experienced recurring losses since its inception in 1972.

TelNet World Communications, 1nc., is a publicly owned corporation that currently has no operations and no working capital, Officers have met its minimal cash needs by contributed capital with no obligations for repayment to the Company. The Company seeks to enter in a reverse take-over arrangement with a Company that can provide working capital, leadership skills and an on going revenue stream.

NOTE #5 - Merger and Rescission
-------------------------------

In February 1987, the Company issued 8,532,848 shares of its common stock to acquire all of the outstanding shares of Profit Systems Incorporated, D.B.A. Datacopy, Incorporated. Subsequent to the acquisitions, Datacopy, Incorporated filed bankruptcy and the Company petitioned the bankruptcy court for rescission of the acquisition agreement. During the period of the agreement, the Company had no operations apart from those of Datacopy, Incorporated. In 1990, the bankruptcy courts from those of Datacopy, Incorporated, In 1990, the bankruptcy court allowed the rescission and the Company received 8,468,303 shares from the acquisition shareholders for cancellation.

                        TeNet World Communications, Inc.
                    Notes to Financial Statements -Continued-

NOTE #6 - Net Operating Losses for Tax
--------------------------------------

The Company has net operating losses that can still be carried forward to offset future taxable income.

               Year Of Loss              Amount             Expiration Date
               ------------              ------             ---------------
               July 31, 1982            $ 93,176                  1997
               July 31, 1983              58,316                  1998
               July 31, 1984              45,867                  1999
               July 31, 1985             166,232                  2000
               July 31, 1986                 -0-                  2001
               July 31, 1987                 265                  2002
               July 31, 1988                 253                  2003
               July 31, 1989                 241                  2004
               July 31, 1990                 229                  2005
               July 31, 1991              99,217                  2006
               July 31, 1992               3,115                  2007
               July 31, 1993               5,262                  2008
           December 31, 1993                 100                  2008
           December 31, 1994               1,628                  2009
           December 31, 1995               2,052                  2010
           December 31, 1996               1,000                  2011
           December 31, 1997                 130                  2012
           December 31, 1998               1,095                  2013
           December 31, 1999                 100                  2014

Losses carried forward may not produce deductible losses for tax purposes when reorganization changes corporate ownership or changes the nature of the business operations.

The Company accounts for income taxes pursuant to FASB 109, Because there is assurance that the Company will be able to use net operating loss to offset future earnings, if any, the Company has made an evaluation allowance of 100% of any possible tax asset generated by the application of FASB 109.

NOTE #7 - Stockholders' Equity
------------------------------

Common Stock;
     The aggregate number of shares of common stock which the Company shall have authority to issue is 50,000,000 shares of a par value of $0.001 each. The total authorized capital of the corporation is $50,000. These shall be but one class of stock of equal rights and preferences.

                        Te1Net World Communications, Inc.
                    Notes to Financial Statements -Continued-

NOTE #7 - Stockholders' Equity -Continued
-----------------------------------------

Retained Earnings

     As disclosed in Note #2, D the Company became a development stage company on August 1, 1990.

     Retained  Earnings consist of accumulated  tosses prior to
     August 1, 1990                                                $   532,552

     Losses Accumulated from August 1, 1990 to December 31, 1994   $   109,322

     Less Amounts  Reclassified to Retained  Earnings by Quasi
     Reorganization                                                   (633,799)

     Losses Accumulated as of December 31, 1998                      9,553,313
                                                                   -----------

     Balance, December 31, 1998                                    $ 9,561,388
                                                                   ===========

Stock Splits;

     In 1994, the Company reverse split all of its outstanding common shares (6,997,667) on a one for 4.66666 shares basis. In 1998, the Company reverse split its outstanding common shares on a one for thirty (1 for 30) basis.

     In 1999, the Company reverse split its shares of outstanding common stock on a one for thirty six (1 for 36) basis. Retroactive restatement has been made for each of the three reverse stock split and earnings per share has been restated accordingly.

NOTE #8 - 1994 Agreement and Plan of Reorganization  and Recission Agreement
-----------------------------------------------------------------------------

On February 23, 1994, the Company issued 6,000,000 shares of its common stock to acquire 100% of the outstanding shares of Pen National, Inc., a Utah Corporation. The agreement provided that the Company would be required to raise $500,000 through a private placement. After the period and extension period had expired, the private placement efforts were discontinued. On June 27, 1994, the Company and Pen International, Inc,, rescinded the Agreement and Plan of Reorganization with the intent that each party would be returned to its position prior to the Agreement and Plan of Reorganization.

                              TRIPLE S PARTS, INC.
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS

                     November 30, 1999 and December 31, 1998

                              TRIPLE S PARTS, INC.
                          (A Development Stage Company)
                                 Balance Sheets

                                     ASSETS
                                     ------

                                                    November 30,  December 31,
                                                           1999         1998
                                                        --------    --------
                                                    (Unaudited)
CURRENT ASSETS

   Cash                                                 $  9,639    $   --
                                                        --------    --------
     Total Current Assets                                  9,639        --
                                                        --------    --------
     TOTAL ASSETS                                       $  9,639    $   --
                                                        ========    ========


                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                 ----------------------------------------------

CURRENT LIABILITIES

   Accounts payable                                     $   --      $   --
   Note payable                                           11,325        --
   Accrued interest payable                                  499        --
                                                        --------    --------
     Total Current Liabilities                            11,824        --
                                                        --------    --------

STOCKHOLDERS' EQUITY (DEFICIT)

   Common stock: $0.0005 par value, 50,000,000 shares
    authorized; 275,000 shares issued and outstanding        138         138
   Additional paid-in capital                                217         217
   Accumulated deficit                                    (2,540)       (355)
                                                        --------    --------
     Total Stockholders' Equity (Deficit)                 (2,185)       --
                                                        --------    --------
     TOTAL LIABILITIES AND STOCKHOLDERS'
      EQUITY (DEFICIT)                                  $  9,639    $   --
                                                        ========    ========

   The accompanying notes are an integral part of these financial statements.

                              TRIPLE S PARTS, INC.
                          (A Development Stage Company)
                            Statements of Operations

                                                                                                                   From
                                                                                                                 Inception on
                                                        For the                                                  February 22,
                                                   Eleven Months Ended              For the Years Ended          1996 Through
                                                       November 30,                     December 31,             November 30,
                                            ------------------------------------------------------------------------------------
                                                 1999             1998              1998             1997              1999
                                            ----------------  ---------------   ---------------  ---------------   -------------
                                               (Unaudited)      (Unaudited)                                         (Unaudited)

REVENUE                                     $         -       $        -        $        -       $        -        $        -
                                            ----------------  ---------------   ---------------  ---------------   --------------

OPERATING EXPENSE

   General and administrative expenses                 1,686               85                85               85             2,041
                                            ----------------  ---------------   ---------------  ---------------   ---------------

     Total Operating Expenses                          1,686               85                85               85             2,041
                                            ----------------  ---------------   ---------------  ---------------   ---------------

OPERATING LOSS                                        (1,686)             (85)              (85)             (85)           (2,041)
                                            ----------------  ---------------   ---------------  ---------------   ---------------

OTHER (EXPENSE)

   Interest expense                                     (499)          -                 -                -                   (499)
                                            ----------------  ---------------   ---------------  ---------------   ---------------

     Total Other (Expense)                              (499)          -                 -                -                   (499)
                                            ----------------  ---------------   ---------------  ---------------   ---------------

NET LOSS                                    $         (2,185) $           (85)  $           (85) $           (85)  $        (2,540)
                                            ================  ===============   ===============  ===============   ===============

BASIC NET LOSS PER SHARE                    $          (0.01) $         (0.00)  $         (0.00) $         (0.00)
                                            ================  ===============   ===============  ===============

WEIGHTED AVERAGE NUMBER
 OF SHARES OUTSTANDING                               275,000          275,000           275,000          264,000
                                            ================  ===============   ===============  ===============

   The accompanying notes are an integral part of these financial statements.

                                               TRIPLE S PARTS, INC.
                                           (A Development Stage Company)
                                   Statements of Stockholders' Equity (Deficit)

                                                                                                            Deficit
                                                                                                            Accumulated
                                                                                                            From
                                                                                                            Inception on
                                                                                                            February 22,
                                                                                         Additional         1996 Through
                                                           Common Stock                  Paid-In            November 30,
                                                    Shares             Amount            Capital            1999
                                             ------------------  ------------------  ------------------  ----------------
Balance at inception on February

 22, 1996                                                -       $           -       $           -       $          -

Founders shares issued at $0.00
 per share                                              264,000                 132                (132 )           -

Expenses paid by shareholder                             -                   -                      185             -

Net loss for the year ended
 December 31, 1996                                       -                   -                   -                    (185)
                                             ------------------  ------------------  ------------------  -----------------

Balance, December 31, 1996                              264,000                 132                  53               (185)

Additional founders shares

 issued at $0.00 per share                               11,000                   6                  (6 )           -

Expenses paid by shareholder                             -                   -                       85             -

Net loss for the year ended
 December 31, 1997                                       -                   -                   -                     (85)
                                             ------------------  ------------------  ------------------  -----------------

Balance, December 31, 1997                              275,000                 138                 132               (270)

Expenses paid by shareholder                             -                   -                       85             -

Net loss for the year ended
 December 31, 1998                                       -                   -                   -                     (85)
                                             ------------------  ------------------  ------------------  -----------------

Balance, December 31, 1998                              275,000                 138                 217               (355)

Net loss for the eleven months
 ended November 30, 1999
 (unaudited)                                             -                   -                   -                  (2,185)
                                             ------------------  ------------------  ------------------  -----------------

Balance, November 30, 1999
 (unaudited)                                            275,000  $              138  $              217  $          (2,540)
                                             ==================  ==================  ==================  =================




   The accompanying notes are an integral part of these financial statements.

                              TRIPLE S PARTS, INC.
                          (A Development Stage Company)
                            Statements of Cash Flows

                                                                                                                    From
                                                                                                                    Inception on
                                                      For the                                                       February 22,
                                                  Eleven Months Ended                For the Years Ended            1996 Through
                                                     November 30,                       December 31,                November 30,
                                            --------------------------------------------------------------------------------------
                                                 1999             1998              1998             1997              1999
                                            ----------------  ---------------   ---------------  ---------------   ---------------
                                               (Unaudited)      (Unaudited)                                          (Unaudited)

CASH FLOWS FROM OPERATING
 ACTIVITIES

   Net (loss)                               $         (2,185)             (85)  $           (85) $           (85)  $        (2,540)
   Changes in operating liabilities:
     Increase (decrease) in accrued
      interest payable                                   499           -                 -                -                    499
                                            ----------------  ---------------   ---------------  ---------------   ---------------

       Net Cash Used in Operating

        Activities                                    (1,686)             (85)              (85)             (85)           (2,041)
                                            ----------------  ---------------   ---------------  ---------------   ---------------

CASH FLOWS FROM INVESTING
 ACTIVITIES                                           -                -                 -                -                 -
                                            ----------------  ---------------   ---------------  ---------------   ---------------

CASH FLOWS FROM FINANCING
 ACTIVITIES

   Contribution of capital                            -                    85                85               85               355
   Note payable proceeds                              11,325           -                 -                -                 11,325
                                            ----------------  ---------------   ---------------  ---------------   ---------------

     Net Cash Provided by Financing

      Activities                                      11,325               85                85               85            11,680
                                            ----------------  ---------------   ---------------  ---------------   ---------------

NET INCREASE (DECREASE)
 IN CASH                                               9,639           -                 -                -                  9,639

CASH AND CASH EQUIVALENTS
 AT BEGINNING OF PERIOD                               -                -                 -                -                 -
                                            ----------------  ---------------   ---------------  ---------------   ---------------

CASH AND CASH EQUIVALENTS
 AT END OF PERIOD                           $          9,639  $        -        $        -       $        -        $         9,639
                                            ================  ===============   ===============  ===============   ===============

CASH PAID FOR:

   Interest                                 $         -       $        -        $        -       $        -        $        -
   Income taxes                             $         -       $        -        $        -       $        -        $        -


   The accompanying notes are an integral part of these financial statements.

                              TRIPLE S PARTS, INC.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                                November 30, 1999


NOTE 1 -      CONDENSED FINANCIAL STATEMENTS

              The accompanying financial statements have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows at November 30, 1999 and 1998 and for all periods presented have been made.

              Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's December 31, 1998 audited financial statements. The results of operations for periods ended November 30, 1999 and 1998 are not necessarily indicative of the operating results for the full years.

NOTE 2 -      GOING CONCERN

              The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. It is the intent of the Company to seek a merger with an existing, operating company. In the interim, shareholders of the Company have committed to meeting its minimal operating expenses.

ITEM 8. CHANGE IN FISCAL YEAR

         TWCI has a December 31 fiscal year end. The fiscal year of TSP is December 31. The Company will file a Transitional Report on Form 10-QSB, if required.

EXHIBITS

 2.1 Stock Purchase Agreement & Plan of Reorganization between TSP and TWCI, dated April 19, 2000.

*27.1 Financial Data Schedule

------------------------------
*To be filed by amendment, if required.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



         By /s/ Dan Starczewski
         ----------------------
         Dan Starczewski, President

         Date: April 25, 2000